UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549


                       FORM 8-K


                   CURRENT REPORT
         Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                    Date of Report
                         (Date of earliest event reported)
                    August 19, 2005


              THE COMMERCE GROUP, INC.
                 (Exact name of registrant as specified in its charter)


 Massachusetts      001-13672        04-2599931
 (State or other                  (Commission File               (IRS Employer
  jurisdiction                       Number)                     Identification
  of incorporation)                                                   No.)


211 Main Street, Webster, Massachusetts  01570
    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

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The Commerce Group, Inc.
Form 8-K
August 19, 2005

Section 8.  Other Events
     Item 8.01  Other Events


As noted in our Form 10-Q filed for the period ended June 30, 2005, we disclosed that on June 20, 2005, the Company was successful in a suit against the Massachusetts Commissioner of Insurance (the "Commissioner") wherein the Suffolk Superior Court (the "Court") determined that the Commonwealth Automobile Reinsurers rules approved by the Commissioner on December 31, 2004 were not consistent with Massachusetts law. We noted the Commissioner was allowed a 60-day period to appeal the Court's ruling.

On August 19, 2005, the Commissioner filed a Notice of Appeal with the Court. The Company is unable to predict the timing or outcome of the Commissioner's appeal.





                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           August 19, 2005




                            /s/ Randall V. Becker
                                Randall V. Becker
                          Treasurer and Chief Accounting Officer







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